Exhibit 99.1

 FORWARD LOOKING STATEMENTSIf we refer to “we,” “us,” “our,” “St. Joe” or “the Company,” we mean The St. Joe Company and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements.  Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “proposed”, “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Such forward-looking statements include our growth strategy, [planned] [projected] gross capital allocation, milestone goals and information on current development projects and future project pipelines and proposed developments, as well as the related underlying assumptions, which are based on management’s current development plan but may not be completed on the timeframe or in the manner currently proposed, and may never be developed, and expectations on timing of third-party approvals relating to the Latitude Margaritaville Watersound project. Although forward-looking statements are made based upon management’s current expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Although we believe any forward-looking statements are based on reasonable assumptions, certain important factors may have affected and could in the future affect the Company’s actual financial results and could cause the Company’s actual financial results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company, including (1) any changes in our strategic objectives or our ability to successfully implement such strategic objectives; (2) any potential negative impact of our longer-term property development strategy, including losses and negative cash flows for an extended period of time if we continue with the self-development of recently granted entitlements; (3) significant decreases in the market value of our investments in securities or any other investments; (4) our ability to capitalize on strategic opportunities presented by a growing retirement demographic; (5) our ability to accurately predict market demand for the range of potential residential and commercial uses of our real estate; (6) volatility in the consistency and pace of our residential real estate sales; (7) any downturns in real estate markets in Florida or across the nation; (8) any reduction in the supply of mortgage loans or tightening of credit markets; (9) our ability to fully recover under claims for losses related to Hurricane Michael; (10) our dependence on the real estate industry and the cyclical nature of our real estate operations; (11) our ability to successfully and timely obtain land use entitlements and construction financing, maintain compliance with state law requirements and address issues that arise in connection with the use and development of our land, including the permits required for mixed-use and active adult communities; (12) changes in laws, regulations or the regulatory environment affecting the development of real estate; (13) our ability to effectively deploy and invest our assets, including our available-for-sale securities; (14) our ability to effectively manage our real estate assets, as well as the ability of our joint venture partners to effectively manage the day-to-day activities of our joint venture projects; (15) increases in operating costs, including costs related to real estate taxes, owner association fees, construction materials, labor and insurance, and our ability to manage our cost structure; (16) ability to mutually agree to joint venture structures with our potential joint venture partners and to successfully enter into previously announced potential joint ventures; (17)  as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, our Quarterly Report on Form 10-Q filed with the SEC on May 1, 2019, and our subsequent quarterly reports on Form 10-Q and current reports on Form 8-K filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.MISCELLANEOUS© 2019, The St. Joe Company, “St. Joe,” “JOE,” the “Taking Flight” design, VentureCrossings, Pier Park North, and certain project names herein are registered service marks of The St. Joe Company or its affiliated companies and others.  2

                 Right – Size JOE Enterprise  Act Like Responsible Owners  Focus on Home Team Advantages  Create Growth Plan      © 2019, The St. Joe Company  3  Foundation 2015 - 2018  Value Creation

 4                  Build Recurring Income  Collaborate to Accelerate  Make Every Square Foot Count  Grow Residential, Commercial, Hospitality      © 2019, The St. Joe Company  Value Creation  Growth Plan 2019 - 2021  4

     © 2019, The St. Joe Company  5TH FASTEST GROWINGCOUNTY IN THE COUNTRY 2017 - 2018    4TH FASTEST GROWING COUNTY IN FLORIDA  Walton County Spotlight  JOE is a major private land owner in Walton County with 13,500+ ACRES  4.5%  29.7%  $2.2 BILLION in single-family home sales   Sources: US Census, Metro Market Trends  2010 - 2018  5  2018

     © 2019, The St. Joe Company  Annual Passengers    JOE is a major private land owner in Bay County with 120,900+ ACRES  $2 BILLION in real estate transactions (increase of 13.53% from 2017)      Bay County Spotlight  Sources: Metro Market Trends, Northwest Florida Beaches International Airport, Visit Panama City Beach  AIRPORT    238% growth  2009 - 2018  15  MILLION  VISITOR ROOM NIGHTS  2018  6  2018  1 MILLION

         RESIDENTIAL HOMESITES  AS OF MARCH 31, 2019 JOE HAS      773  Residential homesites under contract to develop, expected to result in revenue of $74.5M over the next several years  Not including Latitude Margaritaville Watersound or other new residential communities currently in planning  COMMERCIAL LEASING  AS OF MARCH 31, 2019 JOE HAS  811,096  Square feet of net rentable commercial space (93% leased) which is a  Increase from March 31, 2015 (548,750 square feet and 84% leased)  APARTMENT UNITS  PIER PARK CROSSINGS 240 UNITS(Under Construction)   First 48 units completed on May 10 are:  Prospective tenant list is 500 AND GROWING  47.8%    FULLY LEASED  Because initial demand has been so high, permitting has already begun on PHASE 2 (additional 120 units)  Broad Natural Demand  7      Sources: 10K, 10Q, HomeCorp Management

8

Defined Projects

2018 – 2019

All Segments

- ✓ Pier Park Crossings Apartments JV
- ✓ TownePlace Suites Hotel JV
- ✓ Breakfast Point Residential
- ✓ Watersound Origins Residential
- ✓ WaterColor Crossings Two-Tenant Commercial Building
- ✓ South Walton Commerce Park Flex Space Building
- ✓ WaterSound Beach Club Expansion
- ✓ Panama City Beach Gulf Front Vacation Rental Homes
- ✓ WindMark Beach Residential

Residential

- ✓ Watersound Origins
- SouthWood
- WaterColor
- Camp Creek*
- Breakfast Point East*
- Latitude Margaritaville Watersound*
- ✓ Titus Road*
- ✓ Brannonville*
- Park Place*
- Mexico Beach Village*

*New Residential Community

Hospitality

- Embassy Suites Hotel JV
- Camp Creek Inn
- Camp Creek Club Lifestyle Village
- Hotel at Northwest Florida Beaches International Airport
- Bay Point Marina
- ✓ Port St. Joe Marina

Commercial

- ✓ Watersound Origins Crossings Apartments JV
- WaterCrest Assisted Living JV at Topsail
- ✓ Sacred Heart Health Care Facility at Watersound Origins
- Busy Bee Convenience Store JV
- ✓ Starbucks at Beckrich Office Park
- ✓ First Watch Restaurant at Topsail West
- Pier Park Northwest Commercial Building
- ✓ Capital City Bank Building at Breakfast Point
- ✓ VentureCrossings Flex Space Building
- Beach Commerce Park Flex Space Building
- Cedar Grove Commerce Park Flex Space Building
- ✓ Beckrich Office Park Building #3
- Watersound Origins Multi Tenant Commercial Building
- Mexico Beach Village Apartments

2018
Initiated development or construction

2019
Intend to initiate development or construction
✓ Already Initiated (as of May 20, 2019)

Sources: 10K, 10Q NOTE: Subject to Change

9

Latitude Margaritaville Watersound



Progress Report

- [x] Bay-Walton Sector Plan Entitlements for 145,000+ Units in Bay County (Approved)
- [x] Off-Site Sanitary Sewer Main Along County Road 388 (Completed)
- [x] Detailed Specific Area Plan (DSAP) for Latitude (Approved by Bay County in February of 2019)
- [x] West Bay Parkway 4-lane road from entrance of Latitude on State Road 79 to Airport (Construction Commenced in March of 2019)
- [x] Planning underway for commercial and marina village
- [x] Joint Venture documents drafted for Phase 1, 3,500 units
- [x] Planning underway for Phase 2, an additional 3,500 units
- [ ] Minto Board approval scheduled for 6/18/19
- [ ] Break ground 2019
- [ ] Models 2020/2021

ST JOE

© 2019, The St. Joe Company

 Residential  $300  Leasing  $470  Hospitality  $130  Total  $900    10  © 2019, The St. Joe Company      © 2019, The St. Joe Company  Planned Gross Capital Allocation  2019 – 2021  NOTE: The time frame for these expenditures and investments will vary based upon the type of project. The above amounts represent the projected three year expenditures, including financed amounts. Amounts subject to change.  10  (in millions)

     © 2019, The St. Joe Company  HOMESITES  APARTMENT AND ASSISTED LIVING UNITS  HOTEL ROOMS  COMMERCIAL SQUARE FEET  CLUB MEMBERSHIPS  1,000 PER YEAR  1,300  900  1.5MM  1,400  Under development, under construction or completed. Managed, owned or partially owed with a JV Partner.  Unit Milestones  11  2021  NOTE: Subject to Change

12

Key Takeaway


WaterSound Beach Club


GKN at VentureCrossings

Expect Measurable Multi – Generational Value Creation


Watersound Origins Event


WaterColor Inn

ST JOE® © 2019, The St. Joe Company